UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                     Pursuant to Section 13 or 15(D) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported)       MAY 12, 1998

                            FULL HOUSE RESORTS, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                     0-20630                 13-3391527
(State or other jurisdiction           (Commission             (IRS employer
      of incorporation)                file number)          identification no.)

         FULL HOUSE RESORTS, INC.
         12555 HIGH BLUFF DRIVE
                SUITE 380
          SAN DIEGO, CALIFORNIA                                     92130
(Address of principal executive offices)                         (Zip code)

Registrant's telephone number, including area code      (619) 350-2030

DEADWOOD GULCH RESORT, HIGHWAY 85 SOUTH, DEADWOOD, SOUTH DAKOTA 57732
   (Former name or former address, if changed since last report.)

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         THE FOLLOWING DOCUMENTS ARE FILED WITH, AND AS A PART OF, THIS FORM 8-K/A:

         (B)      PRO FORMA FINANCIAL INFORMATION

                  Pro Forma Consolidated Financial Information

                  Pro Forma Consolidated Balance Sheet as of March 31, 1998

                  Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 1998

                  Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1997

                  Notes to Pro Forma Consolidated Financial Statements

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       FULL HOUSE RESORTS, INC.

                                       By: /s/ GREGG R. GIUFFRIA
                                          --------------------------------------
July 23, 1998                             Gregg R. Giuffria, President and Chief
                                          Operating Officer

PRO FORMA CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)

BASIS OF PRESENTATION

         On February 2, 1998 the Company signed a Purchase and Sale Agreement for the purchase of the Deadwood Gulch Resort by Todd Young; an individual acting on behalf of a group of South Dakota businessmen led by Ron Island. The sale of the Deadwood Gulch Resort was completed on May 12, 1998 for $6,000,000 cash and the proration of certain related items.

         The following pro forma consolidated balance sheet as of March 31, 1998, gives pro forma effect to the sale as if such transaction had been completed on March 31, 1998. The pro forma consolidated statements of operations for the three months ended March 31, 1998 and for the year ended December 31, 1997 give pro forma effect to the sale as if the transaction had been completed on January 1, 1998 and January 1, 1997 respectively.

         The pro forma consolidated financial statements do not purport to represent what the Company's operating results for the three months ended March 31, 1998 or the year ended December 31, 1997 and its financial position would actually have been had the sale described above in fact occurred at January, 1, 1998, January 1, 1997 or March 31, 1998 or to project the Company's financial position or operating results for any future date or period.

         The pro forma adjustments are described in the notes hereto and are based upon available information and upon certain assumptions that the Company believes are reasonable in the circumstances.

FULL HOUSE RESORTS, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED BALANCE SHEETS
MARCH 31, 1998 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------

                                                                   HISTORICAL              PRO FORMA                  PRO FROMA
                                                                    COMPANY               ADJUSTMENTS                  RESULTS
                                                                    -------               -----------                  -------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                      $1,160,136              $5,700,000   (a)           $3,899,852
                                                                                               26,230   (b)
                                                                                           (3,496,054)  (c)
                                                                                              509,540   (d)
    Restricted cash                                                   509,540                (509,540)  (d)                    0
    Accounts receivable                                                11,019                  (3,620)  (a)                5,492
                                                                                               (1,907)  (b)
    Receivable from related party                                     105,608                       0                    105,608
    Inventories                                                        82,455                 (82,455)  (b)                    0
    Prepaid expenses                                                  178,604                 (43,426)  (a)              118,878
                                                                                              (16,300)  (b)
    Receivable from joint ventures                                    356,484                       0                    356,484
                                                           -------------------     -------------------        -------------------
        Total current assets                                        2,403,846               2,082,468                  4,486,314

ASSETS HELD FOR SALE - net                                          5,236,382              (5,236,382)  (a)                    0
LAND HELD FOR DEVELOPMENT                                           4,568,090                       0                  4,568,090
GOODWILL - net                                                      1,771,950                       0                  1,771,950
NOTE RECEIVABLE - JOINT VENTURE                                        29,249                       0                     29,249
INVESTMENT JOINT VENTURE                                            5,081,066                       0                  5,081,066
OTHER ASSETS - net                                                    309,365                       0                    309,365
                                                           -------------------     -------------------        -------------------
TOTAL                                                             $19,399,948             ($3,153,914)               $16,246,034
                                                           ===================     ===================        ===================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
    Current portion of long-term debt                              $2,737,326               ($362,326)  (c)           $2,375,000
    Accounts payable                                                   94,532                 (37,570)  (c)               56,962
    Accrued expenses                                                  503,862                 (67,119)  (b)              131,962
                                                                                             (304,781)  (c)
                                                           -------------------     -------------------        -------------------
        Total current liabilities                                   3,335,720                (771,796)                 2,563,924
                                                           -------------------     -------------------        -------------------
                                                           -------------------     -------------------        -------------------
LONG-TERM DEBT,  net or current portion                             5,791,377              (2,791,377)  (c)            3,000,000
                                                           -------------------     -------------------        -------------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
    Cumulative, convertible preferred stock, par value
        $.0001, 5,000,000 shares authorized; 700,000
        shares issued and outstanding; aggregate
        liquidation preference of $3,307,500                               70                       0                         70
    Common stock,  par value $.0001,  25,000,000 shares
         authorized;  10,340,380 shares issued and outstanding          1,034                       0                      1,034
    Additional paid in capital                                     17,057,367                       0                 17,057,367
    Accumulated deficit                                            (6,785,620)                416,572   (a)           (6,376,361)
                                                                                               (7,313)  (b)
                                                           -------------------     -------------------        -------------------
        Total stockholders' equity                                 10,272,851                 409,259                 10,682,110
                                                           -------------------     -------------------        -------------------

                                                           -------------------     -------------------        -------------------
TOTAL                                                             $19,399,948             ($3,153,914)               $16,246,034
                                                           ===================     ===================        ===================


See accompanying notes to pro forma consolidated financial statements.

FULL HOUSE RESORTS, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------

                                                                   HISTORICAL              PRO FORMA                  PRO FORMA
                                                                     COMPANY              ADJUSTMENTS                  RESULTS
                                                                     -------              -----------                  -------
OPERATING REVENUES:
    Casino                                                           $181,358               ($181,358)  (e)                   $0
    Hotel/RV park                                                     234,598                (234,598)  (e)                    0
    Retail                                                            221,201                (221,201)  (e)                    0
    Food and beverage                                                 169,759                (169,759)  (e)                    0
    Fun park                                                               88                     (88)  (e)                    0
    Joint ventures                                                    827,393                       0                    827,393
                                                           -------------------     -------------------        -------------------
                                                                    1,634,397                (807,004)                   827,393
    Less:  promotional allowances                                     (40,067)                 40,067   (e)                    0
                                                           -------------------     -------------------        -------------------
        Net operating revenues                                      1,594,330                (766,937)                   827,393
                                                           -------------------     -------------------        -------------------

OPERATING COSTS AND EXPENSES:
    Casino                                                            159,521                (159,521)  (e)                    0
    Hotel/RV park                                                     111,473                (111,473)  (e)                    0
    Retail                                                            218,939                (218,939)  (e)                    0
    Food and beverage                                                 123,554                (123,554)  (e)                    0
    Fun park                                                            7,922                  (7,922)  (e)                    0
    Sales and marketing                                                63,592                 (63,592)  (e)                    0
    General and administrative                                        579,294                (147,764)  (e)              431,530
    Depreciation and amortization                                     129,160                       0                    129,160
                                                           -------------------     -------------------        -------------------
        Total operating costs and expenses                          1,393,455                (832,765)                   560,690
                                                           -------------------     -------------------        -------------------

INCOME FROM OPERATIONS                                                200,875                 (65,828)                   266,703

OTHER INCOME (EXPENSE):
    Interest expense and debt issue costs                            (223,682)                121,400   (e)             (102,282)
    Interest income and other income                                   37,885                  (6,862)  (e)               31,023
                                                           -------------------     -------------------        -------------------


INCOME BEFORE INCOME TAXES                                             15,078                (180,366)                   195,444

PROVISION FOR INCOME TAXES                                             64,525                       0                     64,525
                                                           -------------------     -------------------        -------------------

NET INCOME/(LOSS)                                                    ($49,447)              ($180,366)                   130,919
                                                           ===================     ===================

Less, undeclared dividends
    on cumulative preferred stock                                                                                        (52,500)
                                                                                                              -------------------
NET INCOME APPLICABLE TO COMMON SHARES                                                                                   $78,419
                                                                                                              ===================

NET INCOME PER COMMON SHARE, BASIC AND DILUTED                                                                             $0.01
                                                                                                              ===================

WEIGHTED AVERAGE NUMBER OF
    COMMON SHARES OUTSTANDING                                                                                         10,340,380
                                                                                                              ===================


See accompanying notes to pro forma consolidated financial statements.

FULL HOUSE RESORTS, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATION
FOR THE YEAR ENDED DECEMBER 31, 1997 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------

                                                                   HISTORICAL              PRO FORMA                  PRO FORMA
                                                                     COMPANY              ADJUSTMENTS                  RESULTS
                                                                     -------              -----------                  -------
OPERATING REVENUES:
    Casino                                                         $1,271,413             ($1,271,413)  (e)                   $0
    Hotel/RV park                                                   1,580,340              (1,580,340)  (e)                    0
    Retail                                                          1,171,001              (1,171,001)  (e)                    0
    Food and beverage                                                 755,621                (755,621)  (e)                    0
    Fun park                                                          564,958                (564,958)  (e)                    0
    Joint Venture                                                   3,109,865                       0                  3,109,865
                                                           -------------------     -------------------        -------------------
                                                                    8,453,198              (5,343,333)                 3,109,865
    Less:  promotional allowances                                    (154,409)                154,409   (e)                    0
                                                           -------------------     -------------------        -------------------
        Net operating revenues                                      8,298,789              (5,188,924)                 3,109,865
                                                           -------------------     -------------------        -------------------

OPERATING COSTS AND EXPENSES:
    Casino                                                            916,783                (916,783)  (e)                    0
    Hotel/RV park                                                     539,031                (539,031)  (e)                    0
    Retail                                                          1,103,401              (1,103,401)  (e)                    0
    Food and beverage                                                 579,122                (579,122)  (e)                    0
    Fun park                                                          338,224                (338,224)  (e)                    0
    Sales and marketing                                               286,195                (286,195)  (e)                    0
    General and administrative                                      2,194,897                (580,220)  (e)            1,614,677
    Depreciation and amortization                                     524,049                       0                    524,049
    Impairment allowance                                                3,220                  (3,220)  (e)                    0
                                                           -------------------     -------------------        -------------------
        Total operating costs and expenses                          6,484,922              (4,346,196)                 2,138,726
                                                           -------------------     -------------------        -------------------

INCOME FROM OPERATIONS                                              1,813,867                (842,728)                   971,139

OTHER INCOME (EXPENSE):
    Interest expense and debt issue costs                            (696,052)                439,247   (e)             (256,805)
    Interest income and other income                                  144,625                 (18,114)  (e)              126,511
                                                           -------------------     -------------------        -------------------

NET INCOME BEFORE INCOME TAXES                                      1,262,440                (421,595)                   840,845

PROVISION FOR INCOME TAXES                                            275,641                       0                    275,641
                                                           -------------------     -------------------        -------------------

NET INCOME                                                           $986,799               ($421,595)                   565,204
                                                           ===================     ===================

Less, undeclared dividends
    on cumulative preferred stock                                                                                       (210,000)
                                                                                                              -------------------
NET INCOME APPLICABLE TO COMMON SHARES                                                                                  $355,204
                                                                                                              ===================

NET INCOME PER COMMON SHARE, BASIC AND DILUTED                                                                             $0.03
                                                                                                              ===================

WEIGHTED AVERAGE NUMBER OF
    SHARES OUTSTANDING                                                                                                10,340,284
                                                                                                              ===================


See accompanying notes to pro forma consolidated financial statements.

FULL HOUSE RESORTS, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(a) To record the sale of Deadwood Gulch Resort ("DGR"). An increase in cash of $5,700,000 for the purchase price of $6,000,000 less a non-refundable deposit of $300,000 which had already been received, a reduction of accounts receivable of $3,620 for items over 30 days old, a reduction in prepaid expenses of $43,426 for slot machine licenses paid through June 30, 1998, a reduction of assets held for sale of $5,236,382 and a decrease in accumulated deficit of $416,572 to reflect the gain on sale.

(b) To record the proration of certain items. An increase in cash of $26,230 for the sale of pro rated items, a decrease in accounts receivable of $1,907 for items less than 30 days old, a reduction in inventories of $82,455, a reduction in prepaid expenses of $16,300, a reduction in accrued expenses of $67,119 for advance deposits received and an increase to accumulated deficit of $7,313 for agreed upon repairs to the property.

(c) To record the repayment of DGR debt and current obligations totaling $3,496,055 as a result of the sale of DGR. Cash is decreased by $3,496,054, current portion of long-term debt is decreased by $362,326, long-term debt is decreased by $2,791,377, accounts payable are decreased by $37,570 and accrued expenses are decreased by $304,781.

(d) Restricted cash becomes unrestricted due to the repayment of the long-term debt of DGR.

(e) To record the pro forma effect on operations and net income per share of the sale of DGR.